NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION THEREFROM UNDER THE PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THERE IS NO PUBLIC OR OTHER MARKET FOR THIS WARRANT OR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE THEREOF, AND NO SUCH PUBLIC OR OTHER MARKET MAY EVER DEVELOP. THE HOLDER HEREOF SHOULD BE AWARE THAT IT WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                            PRIVATE PLACEMENT WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK
                                       OF
                         REPUBLIC AIRWAYS HOLDINGS, INC.



Date: June 7, 2002


         THIS IS TO CERTIFY THAT, for value received, DELTA AIR LINES, INC., a Delaware corporation ("Delta"), is entitled, subject to the terms herein, to purchase from REPUBLIC AIRWAYS HOLDINGS INC., a Delaware corporation (the "COMPANY"), one million five hundred thousand (1,500,000), subject to adjustment pursuant to Section 4 hereof, fully paid and nonassessable shares of the Company's common stock, $.001 par value (the "COMMON STOCK"), at a price per share of $12.50 (the "EXERCISE PRICE"), subject to adjustment pursuant to
Section 4 hereof, all on the terms and conditions and pursuant to the provisions hereinafter set forth. The term "WARRANT SHARES," as used herein, refers to the shares of Common Stock purchasable hereunder. As used herein, the term "HOLDER" shall initially mean Delta, and shall subsequently mean each person or entity to whom this Warrant is duly assigned.

         1. EXERCISE OF WARRANT. This Warrant is exercisable, in whole or part, at any time or from time to time after the date hereof until 5:30 p.m., New York time, on June 7, 2012 (the "EXERCISE PERIOD").

         2. MANNER OF EXERCISE; PAYMENT FOR SHARES; ISSUANCE OF CERTIFICATES.

                  (a) MANNER OF EXERCISE. Subject to the provisions of this Warrant, the Warrant Shares may be purchased by the Holder, in whole or in part, by the surrender of this Warrant together with a completed election to purchase agreement in the form attached to this Warrant (the "ELECTION AGREEMENT"), to the Company during normal business hours on any business day, during the Exercise Period, at the Company's principal executive offices (or such other office or agency of the Company as it may reasonably designate by notice to the Holder), and upon payment to the Company of an amount of consideration equal to the aggregate Exercise Price of the purchased Warrant Shares ("TOTAL PURCHASE PRICE").

                  (b) PAYMENT FOR SHARES. The Total Purchase Price may be paid
(i) in cash, by certified or official bank check or by wire transfer for the account of the Company; (ii) notwithstanding (i), at any time (x) when the Company is in breach of its obligations under Sections 4.1, 4.2 or 4.3 of that Amended and Restated Registration Rights Agreement, dated as of the date hereof, by and among the Company, Delta and the other parties thereto (the "Registration Rights Agreement") or (y) that is one year after the issue date of this Warrant and the Company is not qualified to register shares of Common Stock on Form S-3 (or any comparable or successor form) if the Fair Market Value (as defined below) of the Company's Common Stock is greater than the Exercise Price, in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares of Common Stock computed as of the date of such calculation using the following formula:


                                    X=  Y(A-B)
                                        ------
                                          A

         Where X = the number of shares of Common Stock to be issued to the Holder

               Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised and canceled

               A = the Fair Market Value of one share of the Company's Common
                   Stock

               B = the Exercise Price (subject to adjustment as provided in
                   Section 4)

         or (iii) in any combination of the foregoing.

                  (c)      DEFINITIONS.

                           (i) "FAIR MARKET VALUE" shall mean, as of any date of
                  determination, with respect to any Common Stock, (x) if there is a Qualified Public Market (as defined below) for such Common Stock, the value per share determined pursuant to clause (i) or (ii) below of this definition or (y) if there is no such Qualified Public Market, the value determined pursuant to clause (iii) below of this definition:

                                    (i) if such Common Stock is listed or quoted on a national securities exchange or admitted to unlisted trading privileges on such an exchange, the average last reported sale price (as reported in THE WALL STREET JOURNAL) of a share of such Common Stock over the 5 trading day period immediately prior to the date of determination or if no such sale is made on any such day, the mean of the closing bid and asked prices for such Common Stock on such day on such exchange; or

                                    (ii) if such Common Stock is not so listed or admitted to unlisted trading privileges, the average mean of the last bid and asked prices reported for a share of such Common Stock over the 5 trading day period immediately prior to the date of determination (A) by the National Association of Securities Dealers Automatic Quotation System or (B) if reports are unavailable under clause (A) above by the National Quotation Bureau Incorporated; or

                                    (iii) if such Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, then the Company shall give prompt written notice to the Holder of the need to determine the Fair Market Value of such Common Stock, as well as a statement of the fair market value of such Common Stock determined in good faith by the Board of Directors of the Company. In such event, the Fair Market Value of such Common Stock shall be the fair market value per share agreed to by the Board of Directors of the Company and the Holder; PROVIDED, HOWEVER, if no such agreement is reached within thirty (30) days of the date on which the event for which the Fair Market Value is required to be determined occurs, then the Fair Market Value shall be determined as follows: the Company and the Holder shall each designate promptly in a written notice to the other its determination of the fair market value of such Common Stock as of the applicable reference date, and the Fair Market Value of such Common Stock as of the applicable reference date shall then be determined by a nationally recognized independent appraiser (the "INDEPENDENT FINANCIAL EXPERT") selected by the Holder from a group of three appraisers chosen by the Company (with whom the Company does not have an existing business relationship) and the Holder assuming an arm's-length private sale between a willing buyer and a willing seller, neither acting under compulsion. The determination by the Independent Financial Expert of the Fair Market Value shall be final and binding on the Company and the Holder. The costs and expenses of any such Independent Financial Expert making such valuation shall be paid by the Company, except that such expenses shall be borne solely by the Holder to the extent that the Independent Financial Expert concludes that the valuation of such Common Stock made by the Board of Directors of the Company is within five percent (5%) of the Fair Market Value.

                           (ii) "QUALIFIED PUBLIC MARKET" shall mean with
                  respect to the Common Stock of the Company, an active trading market on a national securities exchange or over-the-counter market which consists of such publicly held Common Stock in the Company, with a minimum market value of $10,000,000 for such Common Stock. A "Qualified Public Market" shall be deemed to exist if the financial parameters set forth in the immediately preceding sentence have been met for the Common Stock for a period of 5 consecutive days.

                  (d) ISSUANCE OF CERTIFICATES. The Warrant Shares so purchased shall be deemed to be issued to the Holder (or its designee), as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Election Agreement shall have been delivered, and payment of the Total Purchase Price shall have been made as set forth above. Certificates for the Warrant Shares so purchased, with the legend specified in SUBSECTION 10(f) hereof, shall be delivered to the Holder within a reasonable time, not to exceed three (3) business days after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the Holder and shall be registered in the name of the Holder (or its designee). If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant to the Holder evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares issuable hereunder. Notwithstanding anything to the contrary contained herein, Delta acknowledges that the Company has no, and may never have any, shares of Common Stock registered under the Securities Act.

         3. CERTAIN AGREEMENTS OF THE COMPANY. The Company hereby covenants and agrees as follows:

                  (a) SHARES TO BE FULLY PAID. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and nonassessable and free and clear from all taxes, liens, charges and preemptive rights with respect to the issue thereof.

                  (b) RESERVATION OF SHARES. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the full exercise of this Warrant.

                  (c) SUCCESSORS AND ASSIGNS. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

                  (d) NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid, or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

         4. ADJUSTMENT TO THE NUMBER OF WARRANT SHARES. During the Exercise Period, the number of Warrant Shares and the Exercise Price shall be subject to adjustment from time to time as provided in this SECTION 4.

                  (a) SUBDIVISION OR COMBINATION OF COMMON STOCK. During the Exercise Period, if the Company subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) any shares of Common Stock into a greater number of shares or other class of shares or securities or combines (by any reverse stock split, recapitalization, reorganization, reclassification or otherwise) any shares of Common Stock into a smaller number of shares or other class of shares or securities, then, after the date of record for effecting such subdivision or combination, the then this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as a result of such subdivision or combination with respect to the shares of Common Stock which were subject to the purchase rights under this Warrant immediately prior to such subdivision or combination for the same aggregate exercise price of an amount equal to the original Exercise Price multiplied by 1,500,000

                  (b) CONSOLIDATION, MERGER OR SALE. During the Exercise Period, in case of any consolidation of the Company with, or merger of the Company into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the Holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this SECTION 4 will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant.

                  (c) NOTICE OF ADJUSTMENT. Upon the occurrence of any event that requires any adjustment of the number of Warrant Shares and Exercise Price, then, and in each such case, the Company shall issue a certificate signed by its Chief Executive Officer or Chief Financial Officer to the Holder, which such certificate shall state the increase or decrease in the number of Warrant Shares purchasable and Exercise Price, setting forth in reasonable detail the event requiring the adjustment, the method of calculation for the adjustment and the facts upon which such calculation is based. The Company shall give notice to the Holder at least ten (10) days prior to the date on which the Company closes its books or takes a record for determining rights to receive any dividends or distributions. The Company shall also give notice to the Holder at least thirty
(30) days prior to the date on which a merger, consolidation, sale or conveyance of all or substantially all of the assets of the Company, or similar event, shall take place.

         5. NO FRACTIONAL SHARES. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant. In lieu of delivering any fractional shares to which the Holder would otherwise be entitled, the number of shares of Common Stock shall be rounded to the nearest whole number.

         6. ISSUE TAX. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder of such shares for any issuance or transfer tax or other costs in respect thereof, all of which taxes and costs shall be paid by the Company.

         7. NO RIGHTS OR LIABILITIES AS A STOCKHOLDER. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of such Holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         8. NO OBLIGATION TO COMPLETE A PUBLIC OFFERING. Notwithstanding anything herein to the contrary, Delta understands and agrees that the Company makes no representation or warranty of any kind that the Company will engage in or complete an initial public offering of the Common Stock or any other securities of the Company at any time. Delta understands and acknowledges that there is no public market for this Warrant or the shares of Common Stock issuable hereunder, and that such a public market may never develop.

         9. INVESTMENT REPRESENTATIONS. Delta, as the initial Holder of this Warrant, represents to the Company that (a) Delta is acquiring this Warrant for its own account, for investment purposes and not with a view to the distribution thereof, and (b) Delta is an "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) promulgated under the Securities Act).

         10.      TRANSFER AND REPLACEMENT OF WARRANT.

                  (a) RESTRICTION ON TRANSFER. This Warrant and the rights granted to the Holder may be sold, transferred, assigned, pledged or otherwise disposed of (each, a "Transfer"), in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office of the Company referred to in SECTION 11 below; PROVIDED, that any Transfer shall be subject to the conditions set forth in SUBSECTION 10(e). Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered Holder as the owner and Holder of this Warrant for all purposes, and the Company shall not be affected by any notice to the contrary.

                  (b) REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                  (c) CANCELLATION; PAYMENT OF EXPENSES. Upon the surrender of this Warrant in connection with any Transfer or replacement as provided in this
SECTION 10, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes and all other expenses (other than legal expenses, if any, incurred by the Holder) in connection with the preparation, execution, and delivery of Warrants pursuant to this SECTION 10.

                  (d) REGISTER. The Company shall maintain, at its principal executive offices (or such other office of the Company as it may designate by notice to the Holder), a register for this Warrant, in which the Company shall record the name and address of the person or business entity in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

                  (e) EXERCISE OR TRANSFER WITHOUT REGISTRATION. If, at the time of the surrender of this Warrant in connection with any exercise, Transfer, or exchange of this Warrant, this Warrant (or in the case of any exercise, the Warrant Shares issuable hereunder) shall not be registered under the Securities Act, and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, Transfer, or exchange (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel, which opinion and counsel shall be reasonably acceptable to the Company, to the effect that such exercise, Transfer or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws, and (ii) that the Holder or transferee, as applicable, execute and deliver to the Company an investment intent representation letter in form and substance reasonably acceptable to the Company. Notwithstanding anything in this SUBSECTION 10(e) to the contrary, the Holder may transfer this Warrant to any affiliate of the Holder without compliance with CLAUSE (i) of this SUBSECTION 10(e).

                  (f)      LEGENDS.

                           (i) This Warrant (and each new or replacement Warrant issued in accordance with the terms hereof), unless and until such time as the same is no longer required under the applicable requirements of the Securities Act, or any applicable state securities laws, shall bear the following legend:

                           "NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE

                           SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION THEREFROM UNDER THE PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

                            (ii) Each certificate or instrument (if any)
                           representing any Warrant Shares issued upon the exercise of this Warrant (and each certificate or instrument representing any Warrant Shares issued to transferees of this Warrant or such certificate or instrument), unless and until such time as the same is no longer required under the applicable requirements of the Securities Act, or any applicable state securities laws, shall bear substantially the following legend:

                           "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

         11. NOTICES. All notices, requests and other communications required or permitted to be given or delivered hereunder to the Holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such Holder at the address shown for such Holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such Holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed to the office of the Company at 2500 South High School Road, Indianapolis, IN 46241, Attention: President, or at such other address as shall have been furnished to the Holder of this Warrant by notice from the Company. Any such notice, request or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above. All notices, requests and other communications shall be deemed to have been given either at the time of the receipt thereof by the person entitled to receive such notice at the address of such person for purposes of this SECTION 11 or, if mailed by registered or certified mail or with a recognized overnight mail courier upon deposit with the United States Post Office or such overnight mail courier, if postage is prepaid and the mailing is properly addressed, as the case may be.

         12. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

         13.      MISCELLANEOUS.

                  (a) AMENDMENTS. This Warrant may only be amended by an instrument signed by the Company and the Holder.

                  (b) DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions of this Warrant.

                  (c) SEVERABILITY AND SAVINGS CLAUSE. If any one or more of the provisions contained in this Warrant is for any reason (i) objected to, contested or challenged by any court, government authority, agency, department, commission or instrumentality of the United States or any state or political subdivision thereof, or any securities industry self-regulatory organization (collectively, "GOVERNMENTAL AUTHORITY"), or (ii) held to be invalid, illegal or unenforceable in any respect, the Company and the Holder agree to negotiate in good faith to modify such objected to, contested, challenged, invalid, illegal or unenforceable provision. It is the intention of the Company and the Holder that there shall be substituted for such objected to, contested, challenged, invalid, illegal or unenforceable provision a provision as similar to such provision as may be possible and yet be acceptable to any objecting Governmental Authority and be valid, legal and enforceable. Further, should any provisions of this Warrant ever be reformed or rewritten by a judicial body, those provisions as rewritten will be binding, but only in that jurisdiction, on the Holder and the Company as if contained in the original Warrant. The invalidity, illegality or unenforceability of any one or more provisions of this Warrant will not affect the validity and enforceability of any other provisions of this Warrant.

                  (d) COUNTERPARTS. This Warrant may be executed in any number of counterparts, including by facsimile, and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

                  (e) REDEMPTION. This Warrant is not redeemable by the Company.

                  (f) SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or a legal holiday.

         IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed, as of the date first above written.

                                  REPUBLIC AIRWAYS HOLDINGS INC.


                                  By: /s/ Robert H. Cooper
                                      ------------------------------------
                                      Name: Robert H. Cooper
                                      Title: EVP and CFO




                                  DELTA AIR LINES, INC.


                                  By: /s/ Frederick Buttrell
                                      ------------------------------------
                                      Name: Frederick Buttrell
                                      Title: President and CEO,
                                             Delta Connection, Inc.

                              [FORM OF ASSIGNMENT]


                   (TO BE EXECUTED BY THE REGISTERED HOLDER IF
                  SUCH HOLDER DESIRES TO TRANSFER THE WARRANT)

         FOR VALUE RECEIVED, ____________________ hereby sells, assigns and transfers unto



________________________________________________________________________
(Please print name, address and taxpayer identification number or social security number of transferee.)

the accompanying Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint:


_______________________________________________________________________________
attorney, to transfer the accompanying Warrant on the books of the Company, with full power of substitution. The transferee's tax identification or social security number is __________________.


Dated:_______________________, 20___.


                                    [HOLDER]



                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________


                                     NOTICE

         The signature to the foregoing Assignment must correspond to the name as written upon the face of the accompanying Warrant or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.

                    [FORM OF ELECTION TO PURCHASE AGREEMENT]


                   (TO BE EXECUTED BY THE REGISTERED HOLDER IF
                  SUCH HOLDER DESIRES TO EXERCISE THE WARRANT)


To:______________________:


The undersigned hereby irrevocably elects to (i) purchase [INSERT NUMBER OF] SHARES IN WORDS] ([INSERT NUMBER OF SHARES IN NUMBERS]) of the shares of common stock of Republic Airways Holdings Inc., $.001 par value, ("COMMON STOCK"), pursuant to the provisions of SECTION 2(b)(i) of the accompanying warrant (the "WARRANT"), and tenders herewith payment of the aggregate purchase price for such Warrant Shares in full; (ii) elects to exercise the Warrant for the purchase of [INSERT NUMBER OF SHARES IN WORDS] ([INSERT NUMBER OF SHARES IN] NUMBERS]) of the shares of Common Stock pursuant to the provisions of SECTION 2(b)(ii) (the "CASHLESS exercise" provision) of the attached Warrant; or (iii) elects to exercise this Warrant for the purchase of [INSERT NUMBER OF SHARES IN] WORDS] ([INSERT NUMBER OF SHARES IN NUMBERS]) of the shares of Common Stock pursuant to the provisions of SECTION 2(b)(iii) (the "COMBINATION EXERCISE" provision) of the attached Warrant. The undersigned requests that certificates for such shares of Common Stock be issued in the name of:


_____________________________________________________________________________
(Please print name and address.)

______________________________________________________________________________
(Please insert social security or other identifying number.)

The undersigned hereby confirms and acknowledges that it is acquiring the shares of Common Stock solely for investment for its own account and not with a view to distribution, and it will not offer, sell or otherwise dispose of any such shares of Common Stock except in compliance with the Securities Act of 1933, as amended, or any applicable state securities laws.

If such number of shares of Common Stock shall not be all of the shares of Common Stock evidenced by the accompanying Warrant, the undersigned requests that a new Warrant for the balance remaining of such Warrant Shares shall be issued to, registered in the name of, and delivered to:


_______________________________________________________________________________
(Please print name and address.)

_______________________________________________________________________________
(Please insert social security or other identifying number.)





Dated:_________________, ______.              [HOLDER]


                                              By:___________________________
                                              Name:_________________________
                                              Title:________________________


                                     NOTICE

         The signature to the foregoing Election to Purchase Agreement must correspond to the name as written upon the face of the accompanying Warrant or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.